Rule 497
                                                          File No. 811-33-66396






SUPPLEMENT DATED JUNE 15, 1998
TO THE PROSPECTUS OF
The Florida TaxFree Money Market Fund
The Florida TaxFree ShortTerm Fund
dated August 31, 1997





The "Annual Fund Operating Expenses" Section of the Prospectus is revised to read as follows:


                                                 Money Fund       ShortTerm Fund
Annual Fund Operating Expenses -
(as a percentage of average net assets)
Management Fee After Fee Waivers                     .26%            .15%
12b-1 Fee* After Fee Waivers                         .00%            .00%
Other Expenses After Fee Waivers                     .14%            .25%
Total Fund Operating Expenses After Fee Waivers+     .40%            .40%

*	Each Fund may incur 12b-1 fees in a maximum amount up to .25% of its average net assets, and as a result, it is possible that long-term shareholders of the ShortTerm Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

Example++
You would pay the following expenses on a $1,000 investment in each of the Funds, assuming (1) a 5% annual return and (2) full redemption at the end of each time period:

                  One Year        Three Years    Five Years      Ten Years
Money Fund         $ 4             $ 13           $ 23            $ 52
ShortTerm Fund     $ 4             $ 13           $ 23            $ 52

  +	Total Fund Operating Expenses are based on each Fund's expenses after the imposition of fee reductions and includes each Fund's "Other Expenses." Fees have been restated to reflect current expenses of the Funds. Effective June 15, 1998, William R. Hough & Co. ("WRH," the "Adviser," "Distributor" and "Transfer Agent" for the Funds) has agreed to reduce all management fees and limit normal operating expenses of the Funds to the extent that they exceed
  40 basis points (.40 of 1%) of the average daily net assets of each Fund. This policy will remain in effect until 30 days prior notice is given to the shareholders of the Funds. In no event will William R. Hough & Co. impose management fees and permit expenses (including management fees, but excluding 12b-1 fee expenses) to exceed .40% and .50% of the average daily net assets of the Money Fund and ShortTerm Fund, respectively, on an annual basis. The Adviser reserves the right to terminate or revise this policy after giving advance notice to shareholders. In the event these policies terminate or expire without a continuance, and to the extent the Funds' expense ratios may be increased, such a change would have the effect of lowering yields to shareholders. If these agreements were not in effect, the management fee, distribution fee and total operating expenses for the fiscal year ended April 30, 1997 would have been .50%, .12% and .78%, respectively, for the Money Fund, and .60%, .25% and 1.18%, respectively, for the ShortTerm Fund. In addition to these expenses, a $10 bank wire fee may be imposed for wire transactions, and shareholders who participate in the Sweep Account service through a financial institution may be charged fees for services relating to this program by the financial institution.

++This example should not be considered a representation of past or future performance or expenses. The assumed 5% annual return is hypothetical and actual Fund performance and expenses may be greater or less than the assumed amounts.

June 15, 1998